INVESTOR DECK

SOL MARKETS

*CONFIDENTIAL - DO NOT DISTRIBUTE

®

DISCLAIMERS AND OTHER IMPORTANT INFORMATION

This presentation (this "Presentation") is being furnished solely to recipients that are "qualified institutional buyers" as defined in Rule 144A of the Securities Act of 1933, as amended (the "Securities Act"), or institutional "accredited investors" (as defined in Rule 506 of Regulation D) (any such recipient, together with its subsidiaries, affiliates, employees and advisers, the "Recipient") by the Investment Team (the "Investment Team") solely for informational purposes of considering the opportunity to participate in the proposed private placement of shares of common stock (and/or pre-funded warrants in lieu thereof) and warrants to purchase shares of common stock (collectively, the "Securities", and the proposed private placement of the Securities, the "Transaction") of Sharps Technology Company, Inc. ("PubCo" and collectively with the Investment Team, the "Parties"). By reading this Presentation, the Recipient will be deemed to have agreed to the obligations and restrictions set out below.

This Presentation and any oral statements made in connection with this Presentation do not constitute an offer to sell, or a solicitation of an offer to buy, or a recommendation to purchase, any securities in any jurisdiction, or the solicitation of any proxy, vote, consent, or approval in any jurisdiction, in connection with the Transaction, nor shall there be any sale, issuance, or transfer of any securities in any jurisdiction where, or to any person to whom, such offer, solicitation, or sale may be unlawful under the laws of such jurisdiction. This Presentation does not constitute either advice or a recommendation regarding any securities. Any offer to sell securities pursuant to the Transaction will be made only pursuant to a definitive subscription agreement and related documentation and will be made in reliance on an exemption from registration under the Securities Act for offers and sales of securities that do not involve a public offering. Any other solicitation or offering of securities shall be made only by means of a prospectus meeting the requirements of the Securities Act or an exemption therefrom. The Parties reserve the right to withdraw or amend for any reason the Transaction and to reject any share purchase agreement for any reason, or for no reason. The communication of this Presentation is restricted by law; it is not intended for distribution to, or use by any person in, any jurisdiction where such distribution or use would be contrary to local law or regulation. The Recipient acknowledges that it is (a) aware that the United States securities laws prohibit any person who has material, non-public information concerning a company from purchasing or selling securities of such company or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities, and (b) familiar with the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the "Exchange Act"), and that the Recipient will neither use, nor cause any third party to use, this Presentation or any information contained herein in contravention of the Exchange Act, including, without limitation, Rule 10b-5thereunder.

No representations or warranties, express or implied, are given in, or in respect of, this Presentation. This Presentation is subject to updating, completion, revision, verification, and further amendment. Neither the Parties nor any of their respective affiliates has authorized anyone to provide interested parties with additional or different information. No securities regulatory authority has expressed an opinion about the securities discussed in this Presentation or determined if this Presentation is truthful, accurate or complete, and it is an offense to claim otherwise.

NEITHER THE SEC NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE TRANSACTIONS DESCRIBED HEREIN, PASSED UPON THE MERITS OR FAIRNESS OF THE TRANSACTIONS OR ANY RELATED TRANSACTIONS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THISCURRENT REPORT. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

DISCLAIMERS AND OTHER IMPORTANT INFORMATION (CONT'D)

Neither the Parties nor any of their respective subsidiaries, equity holders, affiliates, representatives, partners, members, directors, officers, employees, advisers, or agents (collectively, "Representatives") makes any representation or warranty, express or implied, as to the accuracy or completeness of the information contained herein or any other written, oral or other communications transmitted or otherwise made available to the Recipient in the course of its evaluation of the Transaction, and nothing contained herein shall be relied upon as a promise or representation whether as to the past or future performance. To the fullest extent permitted by law, none of the Parties nor any of their Representatives shall be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents, its accuracy or sufficiency, its omissions, its errors, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. In addition, the information contained herein does not purport to contain all of the information that may be required to evaluate the Transaction. The information contained in this Presentation is provided as of the date hereof and may change, and none of the Parties nor any of their Representatives undertakes any obligation to update such information, including in the event that such information becomes inaccurate or incomplete. The general explanations included in this Presentation cannot address, nor is intended to address, your specific investment objectives, financial situations or financial needs.

Recipients of this Presentation are not to construe its contents, or any prior or subsequent communications from or with the Parties or their respective Representatives, as investment, legal, or tax advice. In addition, this Presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of the Parties and the Transaction. Recipients of this Presentation should read the definitive documents for the Transaction and make their own evaluation of the Parties and the Transaction and of the relevance and adequacy of the information and should make such other investigations as they deem necessary.

You are urged to request any additional information you may consider necessary or desirable in making an informed investment decision. You (and your Representative, if any) are invited, prior to the entry into any definitive documentation with respect to the Transaction, to ask questions of, and receive answers from, the Parties concerning the Transaction and to obtain additional information regarding the Transaction, to the extent the same can be acquired without unreasonable effort or expense, in order to verify the accuracy of the information contained herein.

CONFIDENTIALITY

This information is being distributed to you on a confidential basis. By receiving this information, you and your affiliates and representatives agree to maintain the confidentiality of the information contained herein. Without the express prior written consent of the Company, this Presentation and any information contained within it may not be (i) reproduced (in whole or in part), (ii) copied at any time, (iii) used for any purpose other than your evaluation of the Parties and the Transaction or (iv) provided to any person except your employees and advisors with a need to know who are advised of the confidentiality of the information. This Presentation supersedes and replaces all previous oral or written communications between the parties hereto relating to the subject matter hereof.

DISCLAIMERS AND OTHER IMPORTANT INFORMATION (CONT'D)

ADDITIONAL INFORMATION AND WHERE TO FIND IT

Before making any investment decision, investors, shareholders, and other interested persons of the Parties are urged to read all relevant documents filed or that will be filed with the SEC in connection with Transaction carefully and in their entirety as they become available because they will contain important information about the Transaction. Investors and security holders will be able to obtain free copies of relevant documents filed or that will be filed with the SEC by the Company through the website maintained by the SEC at www.sec.gov.

All figures presented as US$, $, or USD are presented as United States Dollars unless stated otherwise.

INDUSTRY AND MARKET DATA

This Presentation has been prepared by the Parties and their Representatives and includes market data and other statistical information from third-party industry publications and sources as well as from research reports prepared for other purposes. Although the Parties believes these third-party sources are reliable as of their respective dates, none of the Parties nor any of their respective Representatives has independently verified the accuracy or completeness of this information and cannot assure you of the data's accuracy or completeness. Some data are also based on the Parties' good faith estimates, which are derived from both internal sources and the third-party sources. None of the Parties nor any of their Representatives make any representation or warranty with respect to the accuracy of such information. The Parties expressly disclaim any responsibility or liability for any damages or losses in connection with the use of such information herein. Accordingly, such information and data may not be included in, may be adjusted in, or may be presented differently in, any report or document to be filed or furnished by the following completion of the Transaction with the SEC.

TRADEMARKS AND INTELLECTUAL PROPERTY

Any product, company names, or logos mentioned herein are the trademarks and/or intellectual property of their respective owners, and their use is not alone intended to, and does not alone imply, a relationship with any Party, or an endorsement or sponsorship by or of any Party. Solely for convenience, the trademarks, service marks and trade names referred to in this Presentation may appear without the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that any Party or the applicable rights owner will not assert, to the fullest extent under applicable law, their rights or the right of the applicable owner or licensor to these trademarks, service marks and trade names.

FORWARD-LOOKING STATEMENTS

This presentation contains "forward-looking statements" as defined by the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended. This presentation also includes express and implied forward-looking statements regarding our current expectations, estimates, opinions and beliefs that are not historical facts. Such forward-looking statements may be identified by words such as "believes," "expects," "endeavors," "anticipates," "intends," "plans," "estimates," "projects," "should" and "objective" and the negative and variations of such words and similar words. These statements are made on the basis of current knowledge and, by their nature, involve numerous assumptions and uncertainties. Nothing set forth herein should be regarded as a representation, warranty or prediction that we will achieve or are likely to achieve any particular future result. Actual results may differ materially from those indicated in the forward-looking statements because the realization of those results is subject to many uncertainties, including economic conditions, fluctuations in the market price of SOL, the impact on our business of the evolving regulatory environment, as well as other factors. Forward-looking statements contained in this presentation are made as of the date of this presentation, and we undertake no duty to update such information except as required under applicable law. Investors should be aware that projections are subject to many risks and uncertainties and may be materially different from actual results. Each investor must conduct and rely on its own evaluation, including of the associated risks, in making an investment decision.

DISCLOSURE OF CERTAIN APPLICABLE RISK FACTORS

This presentation contains certain statements and risk disclosures relating to the proposed Transaction, including the acquisition and management of Solana and the associated proposed offering of the Securities by PubCo. The Transaction is subject to numerous risks, uncertainties, and contingencies that may materially affect the value of any investment. Prospective investors should carefully consider the following risk factors, in addition to consulting with their own legal, tax, and investment advisors, before making any investment decision. Risks associated with the Transaction include but are not limited to the following:

• Regulatory and Legal Risks: The regulatory landscape for digital assets, including Solana, is rapidly evolving and highly uncertain. Changes in U.S. or international laws, regulations, or regulatory interpretations could adversely impact the classification, transferability, or value of Solana. There is a risk that Solana could be deemed an unregistered security or otherwise subject to regulatory enforcement, which may result in trading restrictions, forced delisting, or additional compliance obligations. Further, there is ongoing scrutiny and limited formal guidance from regulatory agencies, including Nasdaq and the SEC, among others, with respect to the treatment of public company digital asset treasury strategies under SEC and Nasdaq rules and regulations. Any adverse regulatory developments affecting Solana or the broader digital asset market could materially impair the value, liquidity, or business model of PubCo. PubCo's ability to operate as a publicly traded entity focused on Solana may be impacted by future regulatory actions or policy shifts. Solana and certain affiliated persons may be subject to regulatory investigations, enforcement actions and penalties across jurisdictions, including the United States and internationally. These matters may involve, among other things, market manipulation, violations of anti-money laundering requirements, unregistered securities offerings, the failure to maintain adequate compliance programs and the unauthorized operation of trading platforms.

• Market and Volatility Risks: Solana is a highly volatile digital asset, and its price is subject to significant fluctuations due to market dynamics, speculative activity, macroeconomic factors, and external events beyond PubCo control. The digital asset trading platforms through which Solana and other cryptocurrency tokens are traded are new and largely unregulated or may not be complying to existing regulations. As a result, treading activity on or reported by these digital asset trading platforms is significantly less regulated than trading in regulated U.S securities and commodities markets and may reflect behavior that would be prohibited in regulated U.S trading venues. Furthermore, many digital asset trading platforms lack certain safeguards put in place by more traditional exchanges to enhance the stability of trading on the platform and prevent flash crashes, such as limit-down circuit breakers. A significant majority of the daily Solana's trading volume occurs on the Binance Exchange. Publicly available information is insufficient to enable a conclusion as to whether trading activity in Solana on the Binance Exchange by such party (or others) is occurring in compliance with the Binance Exchange's policies and having a material impact the price or trading volume of Solana on the Binance Exchange or other secondary markets. As a result, the price of cryptocurrencies such as Solana on digital asset trading platforms may be subject to larger and/or more frequent and sudden declines than assets traded on more traditional exchanges. Negative perception, a lack of stability in the digital asset trading platform, manipulation of cryptocurrency trading platforms by customers and/or the closure or temporary shutdown of such trading platforms due to fraud, business failures, hackers or malware, or government-mandated regulation may reduce confidence in cryptocurrency generally and result in greater volatility in the market price of Solana and other cryptocurrency and Company's securities. There is a risk of substantial or total loss of investment, and actual results may differ materially from any projections or models presented in this presentation. Any decrease in the fair value of Solana could have a material adverse effect on the market price of PubCo's securities.

• Technical, Custodial, and Operational Risks: The proposed digital asset treasury model depends on the ongoing security, reliability, and functionality of the Solana ecosystem. Risks include technological failures, cyberattacks, smart contract vulnerabilities, and disruptions to the operation of Solana. The Company may face custodial risks associated with holding and managing Solana assets, including the risk of loss due to hacking, theft, or operational failures of third-party custodians or service providers. Changes to the Solana protocol, governance, or validator structure—over which the Parties will have little, if any, control—could negatively impact PubCo's holdings and operations.

• Counterparty & Execution Risks: The Parties' ability to execute their treasury and yield-generation strategies depends on the availability and reliability of counterparties, exchanges, and service providers. There is a risk of counterparty default, operational failures, or disruptions that could negatively impact PubCo's ability to stake, trade, or liquidate Solana, or to generate yield through Solana solutions. The Company's custodial relationships and technical infrastructure may not perform as expected. The Company has not previously undertaken a digital asset strategy, and such strategy represents a novel approach for a publicly traded company. There is no assurance that the Company will be able to execute this new strategy. PubCo will be subject to risks related to its Solana and other digital asset protocols, which may materially and adversely affect its new digital assets strategy.

• Liquidity & Capital Risks: The liquidity of Solana and ability to convert Solana into fiat or other digital assets may be limited, particularly during periods of market stress or regulatory intervention. PubCo's future liquidity, working capital, and capital requirements may be adversely affected by market conditions, regulatory developments, or performance of the Solana ecosystem. The discretionary nature of Solana's token burn mechanism and the concentrated holdings of large entities may further impact liquidity and price stability. The Company's ability to raise additional capital through future offerings or other means is not guaranteed.

• Solana Ecosystem Risks: Any adverse developments affecting Solana—including legal, regulatory, operational, or reputational issues—could materially impact the value or liquidity of Solana holdings. Solana's validator structure and primary ecosystem benefits are subject to centralization concerns, with a limited number of participants exerting significant control over network operations. The health and growth of the Solana ecosystem are critical to the PubCo's business model and financial performance.

• PIPE Offering Risks: The proposed offering of the Securities involves additional risks, including dilution of existing shareholders, and the potential for volatility in PubCo's publicly traded securities. The terms of the the Securities, including pricing and coverage features, may not be favorable to all investors and are subject to change prior to closing. In addition, there is currently no trading market for the warrants and PubCo does not expect a trading market to develop. Therefore, warrant holders may be unable to sell their warrants at desired times or prices, or at all. There can be no assurance that the capital raise will be completed on the anticipated terms or timeline, or at all.

SOLANA

The Global Standard *for* Digital Infrastructure

Solana is the world's most used public blockchain[1] that has the infrastructure and capability to connect numerous assets, on numerous markets, under one network.


Every Asset
Every Market

(1) Blockworks as of 8/18/25; transaction usage in H1 2025

Solana is powering — Internet Capital Markets

Bitcoin is the asset – Solana is the infrastructure

Bitcoin is digital gold, while Solana is the gold standard for digital infrastructure: the fastest[1] and most used blockchain[2] in the world

3 key pillars: speed, revenue, and scale

Solana processes more transactions, has more on-chain fee revenue than all other blockchains combined[3] and is capable of handling any tradeable asset

Global institutions are adopting Solana

Significant momentum with financial institutions and payment networks driven by global usage and liquidity

(1) Chainspect as of 8/18/2025, 30-day average transactions per second (TPS)
(2) Blockworks as of 8/18/25; transaction usage in H1 2025
(3) Blockworks as of Q1 2025

TRANSACTIONS PER SECOND

3,750

MEDIAN FEE PER TRANSACTION

$0.00064

NEW DEVELOPERS IN 2024

7,600+

Source: Solana.com, Blockworks

Solana — The Global Infrastructure *for* Digital Assets

Solana processes the **highest real transaction throughput (TPS)** of any major blockchain, with low latency and consistent uptime

Ultra-low fees and resilient infrastructure enable efficient, high-volume activity without compromising speed or reliability

Solana is the leading blockchain for **developer adoption and application revenue**, supporting a wide range of internet-native financial products

Top 5	Top 5 Market Cap Token[1]	Solana has established its role as a core component of the global digital asset ecosystem with a market capitalization of **$95.8B**
$6B	Daily Trading Volume[2]	Daily trading volume positions Solana as one of the most liquid digital assets globally
#1	In Total Usage[3]	More usage than all other chains combined
#1	In Revenue[4]	Highest chain revenue and app revenue across all other blockchains in H1 2025
#1	In Staking Yield[5]	~7% Native Staking Yield, offering the highest yield among the top 5 major blockchains
#1	New Developer Growth[6]	Fastest-growing blockchain ecosystem by developer count

(1) Coinbase as of 8/18/25; excludes stablecoins
(2) CoinGecko as of 8/18/25; last 30 days average trading volume
(3) Blockworks as of 8/18/25; transaction usage in H1 2025
(4) Blockworks as of 8/18/25; chain and app revenue in H1 2025
(5) Staking Rewards, Blockworks, and BNB Chain Staking as of 8/18/25
(6) Electric Capital's 2024 Crypto Developer Report

Solana is the Fastest and Most Used Blockchain in the World

7,500+ New Developers in 2024



1,394
1,695
6,456
7,625
Sui
Base
Ethereum
Solana

$1.3B in YTD App Revenue

$ in Billions



$13.5
$99.7
$214.9
$228.7
$891.1
$932.8
$423.3
Q4 2023
Q1 2024
Q2 2024
Q3 2024
Q4 2024
Q1 2025
Q2 2025

8.9B Quarterly Transactions[(1)]

Transactions in Billions



10
8
6
4
2
0
Q3 16
Q2 2018
Q1 2020
Q4 2021
Q3 2023
Q2 2025
SOL
ETH
Base
Polygon PoS
Arbitrum
Avalanche
OP Mainnet
Berachain

3.8M Average Active Daily Wallets YTD[(2)]

Wallets in Millions



10
8
6
4
2
0
Jan-22
Jul-22
Jan-23
Jul-23
Jan-24
Jul-24
Jan-25
Jul-25
SOL
ETH
Base
Polygon PoS
Arbitrum
Avalanche
OP Mainnet
Berachain

(1) 8.9B quarterly transaction on Solana in Q2 2025
(2) As of 8/18/2025

Source: Blockworks, Electric Capital

SOL Markets is Establishing Early Exposure as Public Awareness of Solana Accelerates

Solana is in the early stages of institutional recognition, following the path Bitcoin and Ethereum took toward capital markets integration

NETWORK ADOPTION & USAGE GROWTH → **TRADING MARKET INFRASTRUCTURE** → **REGULATED INVESTMENT VEHICLES** → **INSTITUTIONAL ALLOCATION & TREASURY**



Awareness Gap: Early in institutional finance adoption
Solana ETFs Pending
5 Public Companies Holding Solana
21 Ethereum ETFs
16 Public Companies Holding Ethereum
43 Bitcoin ETFs
165 Public Companies Holding Bitcoin
Public Awareness & Institutional Exposure
Capital Markets Integration

Source: VettaFi, bitcoinstreasuries.net, coingecko.com, webopedia.com

Institutional Players are Aligning around Solana's Vision of a Unified Infrastructure

Backed by Institutions

Solana powers stablecoins, money markets, and tokenized private funds for the world's largest institutions

Supported Across the Ecosystem

Solana has the capability to support every exchange, custodian, platform, and onramp

Trusted by Builders

Solana is the preferred platform for developers launching stablecoins, RWAs, payments, and Web3 apps

SOL Market's Solana Treasury Flywheel



Solana Holdings
Time

SOL Markets' Accumulation Strategy:



Lending
DeFi
Derivate Products
Staking



Capital Markets Raises
On-Chain Yield Generation

The Information on this slide is presented based upon SOL Markets' expected business plan after giving effect to the proposed transaction

SOL Markets
— Positioned to Become the Leading SOL Treasury

Solana Foundation LOI

The Solana Foundation has committed to sell $50M of SOL at a 15% discount to a 30-day TWAP, subject to certain conditions being met[(1)].

Focused Solely on Solana

Exclusive focus on SOL accumulation and growth of the Solana ecosystem

SOL in-Kind Contribution

Platform with in-kind SOL contribution structure

Proven, Solana Native Leadership

Founders with deep Solana ecosystem ties and global capital markets experience — previously scaled institutional crypto platforms and secured backing from top-tier investors

Attractive Yield from SOL Staking

SOL staking expected to produce predictable, protocol-backed returns — offering a yield profile akin to high-quality digital fixed income

(1) Definitive Agreements have not been executed. The letter of intent is not a binding agreement. The SOL will only be purchased from the Solana Foundation following a public offering.

Experienced Institutional and Crypto-Native Management Team

Leadership



ALICE ZHANG

Director

JAMBO

AVALON CAPITAL

COLUMBIA UNIVERSITY IN THE CITY OF NEW YORK

- Co-Founder of Jambo, launching the first crypto phone with a built-in web3 app store, known as the "on-chain Apple," scaling distribution to 120+ countries and launching the largest mobile network on Solana
- Co-founded Avalon Capital, a global fund of funds specializing in digital assets and technology
- Experienced investor and partner of top industry leaders like Tether, Solana, Coinbase, OKX and Others



JAMES ZHANG

Strategic Advisor

JAMBO

NYU

- Co-Founder and CEO of Jambo, raising $40M+ from Paradigm, Pantera, ParaFi, Tiger Global, Coinbase and others
- Active investor in the digital asset space since 2017, invested in Bitmain, Coinbase, Messari and others
- Active thought leader and speaking at events such as Davos, Forbes Africa, Consensus and Token 2049



ANNEMARIE TIERNEY

Independent Advisor

Nasdaq

Skadden

NYSE

- Previously Head of Strategy at Nasdaq Private Markets, Senior Counsel at the SEC, Assistant General Counsel at NYSE and General Counsel at SecondMarket Holdings (now DCG)
- Earlier roles at Skadden Arps Slate Meagher & Flom, NYSE, and NYFIX, Inc.
- Board member of the Association of SEC Alumni; former member of the SEC's Advisory Committee on Small and Emerging Companies



SHILIANG TANG

Independent Advisor

MONARQ

Bank of America

UBS

- Serves as President and Co-Founder of Monarq (previously MNNC)
- Previously served as CIO and Managing Partner at LedgerPrime, and Co-Founded Arbelos Markets (acquired by FalconX)
- 10+ years of experience in developing and trading derivatives and quantitative strategies (UBS, Bank of America)



MIKE BELSHE

Independent Advisor

BitGo

Lookout

- Serves as Co-Founder and CEO of BitGo
- Co-Founded Lookout Software (acquired by Microsoft) and helped build Google Chrome
- Creator of the SPDY protocol and lead author of HTTP/2.0 – the internet protocol responsible for loading web pages today

Transaction Summary

CAPITAL RAISE OVERVIEW

Ticker / Issuer	Sharps Technology, Inc. (NASDAQ: STSS)
Execution	Private Investment in Public Equity (PIPE)
Type of Security	Common Equity + Warrants
Total Offering Size	$200 Million in Cash; $100 Million in-Kind (Locked or Unlocked)[1]
PIPE Price	$6.50
Pro Forma Ownership	~87% PIPE investors, ~10% new management[2], ~3% existing shareholders
Implied PIPE mNAV	~1.0x mNAV Assumes 100% warrant coverage, 50% warrant strike premium, 50% of warrants exercised
Use of Proceeds	Fund the acquisition of SOL and the establishment of the Company's SOL treasury operations, working capital and general corporate purposes
Registration Rights	Filing of resale registration statement within 30 days of issue date covering registration of PIPE shares, stapled warrants, and shares underlying all warrants
Lock-Up	None

(1) Investors contributing in-kind will receive pre-funded warrants (in lieu of common shares) and stapled warrants that, in each case, will not be exercisable until shareholder approval is obtained
(2) New management shares include the sponsor promote and anticipated equity-based compensation
Note: Assumptions regarding warrant exercises are for illustrative purposes only. The actual number of warrants exercised, the proceeds from such exercises and any additional promote payable to new management are subject to change

Warrant Terms Summary

WARRANT TERMS OVERVIEW

Ticker / Issuer	Sharps Technology, Inc. (NASDAQ: STSS)
Issue Date	Closing date of PIPE
Size	100% of common equity
Securities Offered	Warrants to purchase common stock
Strike Price	$9.75 (50% warrant strike premium)
Warrant Coverage	One stapled warrant per share of common stock purchased
Expiration Date	36 months from the Issue Date
Use of Proceeds	Fund the acquisition of SOL and the establishment of the Company's SOL treasury operations, working capital and general corporate purposes
Registration Rights	Filing of resale registration statement within 30 days of Issue Date covering registration of stapled warrants, as well as shares issuable upon exercise of such warrants, on same terms as shares of common stock purchased

Note: The shares, including those underlying the warrants, are subject to registration. The timing of registration of the shares and warrants may vary. The warrant terms summarized on this slide do not purport to be complete and are qualified in their entirety by the terms and conditions set forth in the form of warrant

SOL MARKETS